                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                October 28, 2003
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                                 1-9186                       59-2857021
(State or Other Jurisdiction of            (Commission File Number)          (IRS Employer
Incorporation or Organization)                                             Identification No.)

                            24301 Walden Center Drive
                          Bonita Springs, Florida 34134
                         (Address of Principal Executive
                                     Office)

                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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                                                                               2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS AND REQUIRED FD DISCLOSURE

(c)      Exhibit           Description
         -------           -----------

         99.1     Press Release of WCI Communities, Inc. dated October 28, 2003.

         The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On October 28, 2003, WCI Communities, Inc. issued a press release announcing third quarter new home orders for the three-month period ended September 30, 2003 (the "Press Release"). A copy of this press release is attached hereto as Exhibit 99.1.

         The information is being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WCI COMMUNITIES, INC.


                                     By:    /s/ James P. Dietz
                                            -------------------------------
                                     Name:  James P. Dietz
                                     Title: Senior Vice President and Chief
                                            Financial Officer

Date: October 28, 2003.